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                                 Exhibit 23 (b)

                        Consent of Deloitte & Touche LLP


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                          INDEPENDENT AUDITORS' CONSENT

Emerald Financial Corp.

We consent to incorporation by reference in the registration statements Nos. 333-27373, 333-27731, and 333-51389 on Form S-8 and No. 333-53407 on Form S-3 of
Emerald Financial Corp. of our report dated January 25, 1997, incorporated by reference in this Annual Report on Form 10-K of Emerald Financial Corp. for the year ended December 31, 1998.


/s/ Deloitte & Touche LLP
Cleveland, Ohio
March 29, 1999